Exhibit 99.1

Rewards Network Inc. Investor Overview January 2004

are “forward-looking” statements that are made pursuant to the Forward-looking statements involve known and These risk factors set forth in the Company’s filings with the Securities Statements in this presentation that are not strictly historical safe harbor provisions of the Private Securities Litigation Reform Act of 1995. unknown risks, which may cause the company’s actual results in the future to differ materially from expected results. risks are qualified in their entirety by cautionary language and and Exchange Commission.

• mission & do we purpose financials goals what for: and & and stand assets merits are metrics we we core Agenda Who What Our Growth Accomplishments Investment • • • • •

• issuers 100 card vacation over industries major and hotel selected programs and representing and program markets loyalty restaurant other the platform US markets to card rewards base metro Facts US airlines, and 62 marketing Key credit member in major major—loyalty all all force active in Are registered restaurants hotels with sales We million Largest Multi-currency 3.3 10,875 destinations 7,000 Affiliated corporations National Who • • • • • •

INCREMENTAL BUSINESS ANDLOYALTY Merchants Partners Rewards Network Members Rewards Network Business Model REWARDS

Airlines Corporations Direct & Affiliates Distribute through member channels T A I L O R E D T O P A R T N E R S Reconfigure Inventory Create offers tailored to specific member channels How We Think About Our Business Restaurants Hotels Retail Aggregate merchant supply w/embedded margins

Dining Credits Purchase Plan Revenue Management Plan Merchant Model Travel Agent Model Marketing Fee Restaurants—- Hotels—- Retail - Program Offerings • • •

Our Purpose and Mission Purpose To bring together members and merchants in a meaningfully valuable transaction for all involved Mission To be recognized as the leading multi-credit card based loyalty and rewards platform in North America with 5 million active members and 20,000 merchants in at least three categories by 2005

Core Assets

• any? • Club programs partner Diners capability            , support accommodates? rewards and that MasterCard and create settlement • Platform            , to • platform? loyalty Visa card            , transaction? technology card administer Transaction registered Express?to web “off-line” Assets Unique Discover Capability Powerful Turnkey American or sites • Proprietary • • • • Core •

• value: card occupations Platform home credit $85,000+; married premium • Demographics 78% a • 44; carry Transaction Member income: age to educated, • Assets likely • Household $250,000+ Average More College Executive/Professional/Managerial • Core Proprietary Attractive • • • • •

Core Assets





- Proprietary Transaction Platform
- Attractive Member Demographics
- Marketing Organization
  - Proven ability to drive incremental customer traffic both in- and out-of-market
  - Improved use of database capabilities to empirically support new and repeat business from Rewards Network
  - Ability to measure promotional exposure/assign marketing value
  - Member marketing via interactive website, emails, newsletters, call center

REWARDS NETWORK™

• Platform Demographics • Transaction Partnerships partners Member Organization airlines program • Assets major Loyalty All • Proprietary Attractive Marketing Successful • • Core • • • •

• reduction major companies expense including technology Platform Demographics entertainment participants, and and accounting • Transaction Member Organization Partnerships Program travel corporate • Assets 100 • Corporate program Over pharmaceutical, • Proprietary Attractive Marketing Successful Corporate • Core • • • • •

• merchant of • Platform Force markets Demographics Sales local managers • in needs/motivations • Transaction Member Organization Partnerships Program National based the risk • Assets 150 Experienced Over Understand • Proprietary Attractive Marketing Successful Corporate Dedicated • • Core • • • • • •

Track Record of Growth

Merchants Restaurant 14,000 12,000 10,000 8,000 6,000 4,000 2,000 Merchants (projected) 2003 (est.) 2002 2001 Merchants (actual) 2000 1999 1998 Active Members (projected) 1997 1996 4 3.5 3 2.5 2 1.5 1 0.5 0 Active Members Active Member/Restaurant Merchant Growth Members Active ofMillions

Information Financial

2003 (Est.) 2002 2001 2000 1999 1998 350 300 250 200 150 100 50 0 Total Sales Millions

2003 (Est.) 2002 2001 2000 1999 1998 $100 $90 $80 $70 $60 $50 $40 $30 $20 $10 $0 Total Operating Revenues sonlliiM

53,335 3,967 57,302 13,970 1,560 12,410 (2,153) 14,563 17,020 0.62 0.33 30, 2002 203,613 $ $ $            Nine Months Ended September 68,207 3,676 71,883 20,658 1,344 19,314 7,525 11,789 23,632 0.47 0.47 2003 259,794 $ $ $ 1,138 5,936 421 5,515 1,523 3,992 6,925 0.16 0.14 30, 2002 81,251 21,023 22,161 $ $ $ 1,121 7,810 480 7,330 2,896 4,434 8,759 0.17 0.17 Three Months Ended September 2003 89,530 23,755 24,876 $ $ $ Data:

income taxes (benefit) Operations of Membership fees and other revenue Total operating revenues Operating income Interest expense, net Income before Income tax expense (benefit) Net Income Selected Financial Data Statements Sales Net revenue EBITDA Earnings per share Pro forma EPS—fully taxed

2002 9,449 December 31, $ $111,962 $152,143 $ 60,000 $ 52,401 September 30, 2003 $ 15,938 $118,341 $169,226 $ 60,000 $ 69,665 Selected Balance Sheet Data Item Cash and short-term investments Rights to receive, net Total assets Outstanding Debt Stockholders’ equity

Rewards Network’s Accomplishments and Goals

• income active mining members net million and engage 3 database and and revenues partners and activate team operating merchants major marketing to in offering with of efforts management growth restaurant product marketing to Accomplishments strong 10,000 hotel relationships sophistication additions new key Key Surpassed Increased 2003 Achieved members Launched Expanded Piloted Made • • • • • •

Goals and Objectives - 2004 and Beyond



2004

- Expand restaurant merchants
  - "Year of the merchant" – Proof-of-value, revenue mgmt., new products
- Maximize hotel/travel offering and add transaction volume
- Introduce product offerings in Canada
- Introduce retail rewards

Beyond

- Achieve 20,000 merchants
- Increase active members to 5 million
- Become the multi-channel rewards network
- Effectively cross-sell among all Rewards Network channels

REWARDS NETWORK™

• eleven category last the rewards Opportunity over competitors dining offerings the profitability scaleable product in and highly prospective position Investment growth is for rewards Network model entry national Consistentquarters Business Difficult Expanding Leading • Rewards Merits • • • •